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                                                                EXHIBIT 10(a)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Statements" in the Statement of Additional Information incorporated by reference in the Prospectus of The Alexander Hamilton Variable Annuity Separate Account and to the use of our reports with respect to the financial statements of The Alexander Hamilton Variable Annuity Separate Account dated April 16, 1997, and Alexander Hamilton Life Insurance Company of America dated April 18, 1997, in Post-Effective Amendment No. 2 under the Securities Act of 1933 (Form N-4 33-75714) and Post-Effective Amendment No. 3 under the Investment Company Act of 1940 to the Registration Statement (Form N-4 811-8374) of The Alexander Hamilton Variable Annuity Separate Account.

                                               ERNST & YOUNG LLP

                                               /s/ Ernst & Young LLP

Greensboro, North Carolina
April 29, 1997